Rights for 9,205,421 Shares

LIBERTY ALL-STAR GROWTH FUND, INC.

Common Stock

Supplement dated October 15, 2018 to Prospectus dated September 17, 2018

Suspension and Recommencement of Offering. In accordance with an undertaking required by the Securities and Exchange Commission, the Fund temporarily suspended the Offering as of the close of business on October 11, 2018 because of a greater than 10% decline in net asset value per Share from the effective date of the Prospectus. On September 17, 2018 the net asset value per Share was $6.29. At the close of business on October 11, 2018, the net asset value per Share was $5.65, which represents a decline of 10.2%. The Offer recommenced on October 15, 2018 as of the time of filing this supplement.

Change in Estimated Subscription Price. The Fund announced the terms of the Offer on July 20, 2018. The net asset value per Share at the close of business on July 20, 2018 and on October 11, 2018 was $6.18 and $5.65, respectively, and the last reported sale price on the New York Stock Exchange on those dates was $6.85 and $6.00, respectively.

	Subscription Price (1)	Sales Load	Proceeds to Funds (2)
Per share	$5.37	NONE	$5.37
Total	$49,433,111	NONE	$49,433,111

(1)	Estimate based on an assumed Subscription Price of 95% of the net asset value on October 11, 2018 (the “Estimated Purchase Price”).
(2)	Before deduction of expenses payable by the Fund, estimated at $300,000.

All references to the Estimated Purchase Price in the Prospectus are revised accordingly.

Subscriptions Made Prior to Suspension. The temporary suspension of the Offering does not require that Shareholders who previously subscribed for Shares take any action. Such subscription requests will continue to be processed as submitted. However, these Shareholders have the right if they choose to cancel their subscription by written request via U.S. mail. Shareholders who exercised their subscription rights through securities brokers and wish to cancel should submit their cancellation requests to those brokers who will then notify the Fund. All other cancellation requests should be mailed to the Subscription Agent at the following address:

Computershare Trust Company, N.A.

c/o Corporate Actions Voluntary Offer

P.O. Box 43011

Providence, RI 02940-3011

Subscription cancellation requests must be received by the close of business on the Expiration Date and must include the following information: 1) Full name of registered Shareholder; 2) telephone contact information for Shareholder; and 3) total number of Shares subscribed for in Shareholder’s Subscription Certificate. In addition, Shareholders required to provide signature guarantees with their Subscription Certificates also must provide them with their cancellation requests. Any subscription requests that are not properly revoked will be deemed to be valid and processed accordingly.

Length of Subscription Period and Other Dates. As of the date of this supplement, as a result of the extension of the rights offering, the following terms and conditions of the offering also are being revised: the Subscription Period (September 21, 2018 to October 31, 2018), the Expiration Date (October 31, 2018), and the Pricing Date (November 1, 2018). The Fund reserves the right to extend the Subscription Period and other related dates as described in the Prospectus.

No Other Changes. Except as described in this supplement, the terms of the Offering and all other information the Fund described in the Prospectus remain unchanged. This includes the Record Date (September 17, 2018), the aggregate number of shares offered (9,205,421) and the rate (one additional share for each three rights held).

Any questions related to the Offering or how to cancel a subscription request that was submitted prior to the suspension of the Offering on October 11, 2018, please contact the Information Agent, Georgeson, at 1-888-206-5896.